UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 2, 2020

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diamedica therapeutics inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Two Carlson Parkway, Suite 260 Minneapolis, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 496-5454

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07     Submission of Matters to a Vote of Security Holders.

DiaMedica Therapeutics Inc. (the “Company”) held its 2020 Annual General Meeting of Shareholders (the “2020 AGM”) on June 2, 2020. As of the close of business on April 9, 2020, the record date for the 2020 AGM, there were 14,139,074 voting common shares outstanding and entitled to vote at the 2020 AGM. Each voting common share was entitled to one vote. Shareholders holding an aggregate of 6,389,382 voting common shares entitled to vote at the 2020 AGM, representing 45.2% of the outstanding shares as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the 2020 AGM.

At the 2020 AGM, the Company’s shareholders considered two voting proposals, each of which is described in more detail in the Company’s definitive proxy statement for the 2020 AGM filed with the United States Securities and Exchange Commission on April 20, 2020.

The final results of each voting proposal brought before a vote of the Company’s shareholders at the 2020 AGM are set forth below:

Voting Proposal No. 1 - Election of Directors.

The four director nominees proposed by the Company’s Board of Directors (the “Board”) were elected to serve as members of the Board until the next annual general meeting of shareholders and until their respective successors are duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Richard Pilnik	2,614,522	85,001	3,689,859
Michael Giuffre, M.D.	2,673,651	25,872	3,689,859
James Parsons	2,670,550	28,973	3,689,859
Rick Pauls	2,658,020	41,503	3,689,859

Voting Proposal No. 2 - Appointment of Independent Registered Public Accounting Firm.

The voting proposal to appoint Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 and authorize the Board to fix the Company’s independent registered public accounting firm’s remuneration was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
6,377,330	8,512	3,540	0

Item 8.01     Other Events.

At the close of the 2020 AGM, on June 2, 2020, the Company’s Shareholder Rights Plan Agreement dated December 21, 2017 between DiaMedica Therapeutics Inc. and Computershare Investor Services Inc. (the “Rights Plan”) and the common share purchase rights issued pursuant to the Rights Plan expired pursuant to their terms.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Dated: June 3, 2020